------------------------------
                                                 OMB APPROVAL
                                                 ------------------------------
                                                 OMB Number: 3235-0059
                                                 ------------------------------
                                                 Expires: December 31, 2002
                                                 ------------------------------
                                                 Estimated average burden
                                                 hours per response. . . 13.12
                                                 ------------------------------


                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. ____ )

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

    | | Preliminary Proxy Statement         |_|  Confidential, For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2)
|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials
|_|  Soliciting Material Under Rule 14a-12

                                 GAM FUNDS, INC.
                (Name of Registrant as Specified in Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box)
|X|  No fee required

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:
___________________________________

(2) Aggregate number of securities to which transaction applies:
___________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________

(4) Proposed maximum aggregate value of transaction:
__________________________________________

(5) Total fee paid: ____________________________________________________________

|_| Fee paid previously with preliminary materials: ___________________________

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid: ____________________________________________________

(2) Form, Schedule or Registration Statement No.: ______________________________

(3) Filing Party: ______________________________________________________________

(4) Date Filed: ________________________________________________________________

                                 GAM FUNDS, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the GAM Gabelli Long/Short Fund Series of GAM Funds, Inc.

               A Special Meeting of Shareholders of the GAM Gabelli Long/Short Fund Series (the "Fund") of GAM FUNDS, INC. (the "Company") will be held on February 11, 2003, at 3:00 P.M., at the offices of the Company on the 25th Floor, 135 East 57th Street, New York, New York 10022, for the following purposes:

        1. To approve or disapprove the proposed Investment Advisory Agreement relating to the Fund between the Company and GAMCO Investors, Inc., and the proposed Investment Advisory Agreement relating to the Fund between the Company and GAM International Management Limited; and

        2. To change a fundamental investment restriction of the Company to permit the Fund to invest in registered open-end investment companies; and

        3. To transact such other business as may properly come before the meeting and any adjournments thereof.

               Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on December 9, 2002, are entitled to receive notice of and to vote at the meeting. Whether or not you intend to be present at the Special Meeting, we urge you to fill in, sign and promptly return the enclosed proxy or use the toll-free telephone number on the proxy card to vote your shares.


                                                         /s/  Joseph J. Allessie
                                                         -----------------------
December 31, 2002                                           Joseph J. Allessie
                                                                Secretary

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. PLEASE DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE MAIL YOUR PROXY PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION. YOU MAY USE THE TOLL-FREE NUMBER ON THE PROXY CARD TO VOTE YOUR SHARES OR VOTE VIA THE INTERNET ADDRESS PROVIDED ON THE PROXY CARD.

IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD, YOU WILL RECEIVE INSTRUCTIONS THAT YOU MUST FOLLOW IN ORDER TO VOTE.

                                 GAM FUNDS, INC.
                              135 EAST 57TH STREET
                            NEW YORK, NEW YORK 10022

                                 PROXY STATEMENT

INTRODUCTION

        This proxy statement and proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of GAM Funds, Inc., a Maryland corporation (the "Company"), for use at a Special Meeting of Shareholders of the GAM Gabelli Long/Short Fund Series (the "Fund") of the Company (the "Special Meeting") to be held on February 11, 2003, at 3:00 P.M. at the offices of the Company on the 25th Floor, 135 East 57th Street, New York, New York 10022, and any adjournments. This proxy statement and enclosed form of proxy are expected to be mailed to shareholders of record commencing on or about December 31, 2002. The Company currently consists of eight Series, GAM American Focus Fund, GAM International Fund, GAM Global Fund, GAM Pacific Basin Fund, GAM Japan Capital Fund, GAM Europe Fund, GAM Gabelli Long/Short Fund and GAMerica Capital Fund, which are referred to herein both individually and collectively as the "Series". Brown Brothers Harriman & Co., Private Bankers, 40 Water Street, Boston, Massachusetts 02109 is the Company's Administrator, and GAM Services, Inc., 135 East 57th Street, New York, New York 10022, an affiliate of GIML and GAM USA (as such terms are defined below) is the Company's principal underwriter.

        Any proxy received in time for the Special Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR all of the matters specified in the proxy.

        The enclosed proxy is revocable by you at any time prior to the Special Meeting by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Special Meeting and vote your shares in person.

        The Company may utilize the services of its officers, who will not receive any compensation therefor, to solicit proxies by telephone, by telegraph, by e-mail and in person. The Company may also request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of shares of record. The cost of soliciting proxies will be paid by the Company.

        A copy of the Company's most recent annual report and most recent semi-annual report has been mailed to all shareholders of record at the close of business of the Company's fiscal year and most recently ended semi-annual period. If you would like to receive additional copies of any report, please contact GAM Funds, Inc. by calling (800) 426-4685, option 4; writing to 135 East 57th Street, New York, New York 10022; or visiting our website at WWW.GAM.COM. All copies are provided free of charge.

        On December 9, 2002, the record date for determination of shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournments thereof, there were issued and outstanding 1,760,722 (Class A), 1,455,801 (Class B) and 2,613,188 (Class C) shares of the Fund. Each whole share is entitled to one vote and any fractional shares are entitled to a fractional vote. Taken together, these shares constituted all of the outstanding securities of the Fund as of December 9, 2002.

PROPOSAL ONE:  APPROVAL OR DISAPPROVAL OF PROPOSED  INVESTMENT ADVISORY
               AGREEMENTS WITH GAMCO INVESTORS, INC. AND GAM INTERNATIONAL MANAGEMENT LIMITED.

        The first proposal to be submitted at the Special Meeting is to approve or disapprove of new investment advisory agreements between the Company and GAMCO Investors, Inc. ("GAMCO"), a New York corporation, and between the Company and GAM International Management Limited, a limited company organized under the laws of the United Kingdom ("GIML"). These agreements are referred to herein respectively as the "GAMCO Investment Advisory Agreement" and the "GIML Investment Advisory Agreement," and collectively as the "New Investment Advisory Agreements." The New Investment Advisory Agreements are attached hereto as Exhibit A.

        Under the GAMCO Investment Advisory Agreement, if approved by the shareholders, GAMCO will be appointed the co-investment advisor for the Fund, and will agree to provide substantially all of the investment management services relating to the management of the Fund, subject to oversight by GIML.

        Under the GIML Investment Advisory Agreement, if approved by the shareholders, GIML will be appointed co-investment advisor for the Fund and will oversee the activities of GAMCO. Shareholders are being asked to approve the two New Investment Advisory Agreements simultaneously as the portfolio management skills of each of GAMCO and GIML, as well as the economic terms of the two agreements, are mutually reinforcing and, in the event that the New Investment Advisory Agreements are not approved by the shareholders, the Board of Directors will consider alternate arrangements in respect of the management of the Fund's assets. Each of GAMCO and GIML may be referred to in this Proxy Statement as a "Co-Investment Advisor." GAMCO is not affiliated with either GIML or GAM USA.

APPROVAL OF THE INTERIM INVESTMENT ADVISORY AGREEMENTS.

        Prior to October 9, 2002, investment advisory services were provided to the Fund by Global Asset Management (USA) Inc. ("GAM USA") as sole investment advisor. GAM USA has acted and will continue to act as investment advisor to one other Series of the Company. At a meeting held on October 4, 2002, the Company's Board of Directors terminated the portion of the GAM USA contract relating to the Fund, effective as of the close of business on October 8, 2002. GAM USA had served as the Investment Advisor to the Fund since the Fund's inception. On October 4, 2002, the Company's Board of Directors also approved the appointment of the Co-Investment Advisors to the Fund, pursuant to separate Interim Investment Advisory Agreements between the Company and each Co-Investment Advisor, effective as of October 9, 2002 (the "Interim Investment Advisory Agreements").

        In approving the Interim Investment Advisory Agreements, the Company's Board of Directors considered a number of factors, including: (i) the nature, extent and quality of services to be provided by the Co-Investment Advisors to the Fund; (ii) the fees and expenses to be borne by the Fund; and (iii) the performance and volatility of the Fund under the previous investment advisor. When considering the nature and quality of the services to be provided by each Co-Investment Advisor to the Fund, the Board of Directors reviewed the scope, depth and experience of each Co-Investment Advisor and its investment professionals that will be providing management services to the Fund, as well as each Co-Investment Advisor's in-house research capabilities and other resources available to each Co-Investment Advisor's investment professionals. When considering the fees and expenses to be borne by the Fund, and considering the reasonableness of the management fees to be paid to each Co-Investment Advisor in light of the services to be provided to the Fund and any additional benefits to be received by the Co-Investment Advisors (or their respective affiliates) in connection with providing such services, the Board of Directors compared the fees to be charged by each Co-Investment Advisor to the Fund to the fees to be charged to other funds in its peer group for comparable services, and reviewed the expenses to be incurred by the Co-Investment Advisors with respect to the Fund. The Board of Directors also considered the financial condition of each Co-Investment Advisor and the adequacy of the regulatory compliance procedures instituted by each Co-Investment Advisor. The Board of Directors also reviewed the average net assets and expense ratios of each class of the Fund. The Board of Directors concluded that the management fees to be charged to the Fund are fair and that shareholders will receive reasonable value in return for paying such fees and expenses. The Board of Directors, including a majority of the independent Directors, or Directors who are neither parties to any of the instant contracts nor "interested persons," as defined in the Investment Company Act of 1940 (the "1940 Act) of any party thereto, therefore concluded that the approval of each Interim Investment Advisory Agreement for the Fund was in the best interests of the Fund and its shareholders.

THE INTERIM INVESTMENT ADVISORY AGREEMENTS

        The Interim Investment Advisory Agreements are similar, but not identical, to the GAM USA contract. The Interim Investment Advisory Agreements provide for an aggregate fee to be paid to the Co-Investment Advisors that is calculated in the same manner as the compensation that was payable to GAM USA by the Fund under the GAM USA contract.

        The primary difference between each Interim Investment Advisory Agreement and the GAM USA contract is that, under the Interim Investment Advisory Agreements, GAMCO is required to conduct and maintain a continuous review of the portfolio of the Fund in cooperation with GIML, and to make all investment decisions regarding purchases and sales of portfolio securities and brokerage allocation, all subject to any written instructions from GIML, and GIML is required to conduct and maintain a continuous review of the Portfolio of the Fund in cooperation with GAMCO and to provide GAMCO, from time to time, with written recommendations or instructions, if any, as to specific purchases and sales of portfolio securities and brokerage allocation. These services were previously provided by GAM USA alone. In addition, each of GAMCO and the Company have acknowledged that they have only limited rights to use certain trade names of the other party, and GAMCO has agreed not to undertake any marketing efforts on behalf of the Company or the Fund without prior permission. Certain other provisions of the Interim Investment Advisory Agreements are summarized below.

EXPENSES

         Each of GAMCO and GIML will assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as each may require in the performance of its duties under the Investment Advisory Agreements. The Company will bear all expenses of the organization, operation and business of the GAM Gabelli Long/Short Fund series.

FEES

         The Interim Investment Advisory Agreements provide for an aggregate fee to be paid to the Co-Investment Advisors that is calculated in the same manner as the compensation that was payable to GAM USA by the Fund under the GAM USA contract. Under the Interim Investment Advisory Agreements, the Co-Investment Advisors receive a fee comprised of two components, of which GAMCO receives two-thirds and GIML receives one-third. The first component is a base fee equal to 1.50%, annualized, of the Fund's average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how the Fund has performed relative to the S&P 500 Composite Stock Price Index (the "S&P"), the Fund's benchmark, during a specified performance period. A performance period in respect of any month consists of the current month, plus the previous 11 months. The base fee will be increased (or decreased) by a performance adjustment of 0.125% for each whole percentage point that the Fund's investment performance is 3.00% better (or worse) than the performance of the S&P during the performance period. The maximum performance adjustment upward or downward is 0.50% annualized. Depending on the performance of the Fund, during any twelve-month period, the two Co-Investment Advisors together may receive as much as 2.00% or as little as 1.00% in advisory fees. During the first twelve months of the Fund's operations following the effectiveness of the Interim Investment Advisory Agreements, total fees charged by GAMCO and GMIL will be equal to the base fee of 1.50%, with no performance adjustment. In the event the total advisory fee for any monthly period is less than 1.20% annualized, GAMCO will receive 60%, and GIML will receive 40%, of 1/12th of 1.00% of the average daily net assets of the Fund. The table below describes the advisory fee, with the applicable performance adjustment that the two Co-Investment

Advisors together would receive, based on the performance of the Fund as compared to the S&P:

                                                       Base Fee        The  aggregate  total  fees  payable by
                     If the Fund:                  +/- Performance     the Fund will be equal to:
                                                      Adjustment       (as a % of average  daily net assets on
                                                                       an annual basis)
Underperforms the S&P by 6% or more              1.50% - 0.50%                                           1.00%
Underperforms the S&P by 5% to 5.99%             1.50% - 0.375%                                         1.125%
Underperforms the S&P by 4% to 4.99%             1.50% - 0.25%                                           1.25%
Underperforms the S&P by 3% to 3.99%             1.50% - 0.125%                                         1.375%
Underperforms the S&P by  0.01% to 2.99%         1.50% - 0.00%                                           1.50%
Equals the S&P                                   1.50%                                                   1.50%
Outperforms the S&P by 0.01% to 2.99%            1.50% +0.00%                                            1.50%
Outperforms the S&P by 3.00% to 3.99%            1.50% + 0.125%                                         1.625%
Outperforms the S&P by 4.00% to 4.99%            1.50% + 0.25%.                                          1.75%
Outperforms the S&P by 5.00% to 5.99%            1.50% + 0.375%                                         1.875%
Outperforms the S&P by 6.00% or more             1.50% + 0.50%                                           2.00%

LIMITATION OF LIABILITY OF CO-INVESTMENT ADVISORS

         Neither GAMCO nor GIML will be liable for any losses resulting from any investment or other act or omission in the course of rendering services under its Interim Investment Advisory Agreement in the absence of its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its duties thereunder.

PROVISION OF SERVICES TO OTHER CLIENTS

         Each of GAMCO and GIML are permitted to provide investment management or other services to other investment companies or clients, subject to the obligation to supply information and allocate investment opportunities among all clients, including the Fund, in an impartial and fair manner in order to seek good results for all clients involved. Neither Co-Investment Advisor is required to give preferential treatment to any one client, including the Fund.

TERM AND TERMINATION

        The Interim Investment Advisory Agreements were approved by the affirmative vote of the Directors, including a majority of the independent Directors, at a meeting held on October 4, 2002, and became effective as interim agreements as described in Rule 15a-4 under the 1940 Act on October 9, 2002.

        Each Interim Investment Advisory Agreement will terminate automatically in the event of its assignment, as such term is defined under the 1940 Act, and may be terminated by the Fund at any time without payment of any penalty upon 60 days' written notice, with the approval of a majority  of  the  independent  Directors  or  by  vote  of a  majority  of  the outstanding shares of the Fund (as defined by the 1940 Act). Each Interim Investment Advisory Agreement provides that it shall continue in effect until the earlier of (i) 150 days after the date thereof, (ii) termination thereof for any reason by the Directors; or (iii) approval thereof by the Company's Board of Directors, including the independent Directors, and a majority of the outstanding shares of the Fund.

THE CO-INVESTMENT ADVISORS

        GAMCO

        GAMCO is a corporation organized under the laws of New York with a principal place of business at One Corporate Center, Rye, New York, 10580-1422. GAMCO is a wholly-owned subsidiary of Gabelli Asset Management Inc., which has its principal offices at the same address. Gabelli Asset Management Inc. is a publicly traded corporation listed on the New York Stock Exchange that operates a diversified financial services business encompassing investment advisory services, registered and unregistered investment partnerships and funds and an institutional broker-dealer. GAMCO is registered as an investment adviser under the Investment Advisers Act of 1940, and has approximately $12.1 billion in assets under management. GAMCO provides investment advisory services to high net worth individuals, investment companies as a sub-adviser, pension and profit sharing plans, pooled investment vehicles, charitable organizations and government entities, and employs as staff of approximately 50 investment advisory personnel. Additional information regarding GAMCO, and Gabelli Asset Management Inc. is available from the SEC's website: www.sec.gov. Mr. Mario J. Gabelli may be deemed to be a controlling person of GAMCO on the basis of his majority interest Gabelli Group Capital Partners, Inc., which in turn holds a majority of the voting power in Gabelli Asset Management Inc.

         The Directors and principal executive officers of GAMCO and their principal occupations are set forth below. Each Director and principal executive officer of GAMCO may be reached care of GAMCO Investors Inc., One Corporate Center, Rye, New York, 10580-1422.

NAME AND POSITION HELD
WITH CO-INVESTMENT ADVISOR                     PRINCIPAL OCCUPATION
--------------------------                     --------------------
Mario J. Gabelli                          Senior Executive of GAMCO and Senior Executive and Majority Shareholder
Chief Executive Officer, Chief            of Gabelli Asset Management, Inc., ultimate parent company of GAMCO.
Investment Officer
Douglas R. Jameson                        Executive Officer and Director of GAMCO.
Executive Vice President, Chief
Operating Officer, Managing Director,
Director
Regina M. Pitaro                          Executive Officer and Director of GAMCO.
Managing Director, Director
Joseph R. Rindler                         Executive Officer and Director of GAMCO.
Chairman, Director

William S. Selby                          Executive Officer and Director of GAMCO.
Managing Director, Director
Frederick W. Scholz                       Executive Officer and Director of GAMCO.
Managing Director, Director
Robert S. Zuccarro                        Executive Officer of GAMCO.
Vice President, Chief Financial Officer
James E. McKee                            Executive Officer of GAMCO.
Vice President, General Counsel and
Secretary


        GAMCO acts as investment adviser to the other registered funds set forth in Exhibit B:



        GIML

        GIML is an indirect, wholly-owned subsidiary of UBS AG, and has its principal offices at 12 St. James's Place, London SW1A INX England. GIML is registered as an investment adviser under the Investment Advisers Act of 1940. GAM Holding AG ("GAM AG"), a Swiss holding company and the ultimate shareholder of GIML is wholly owned by UBS AG ("UBS"), a Swiss banking corporation. UBS, with headquarters in Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998. GIML and GAM USA are affiliated entities, each indirectly wholly owned by GAM AG.

         The Directors and principal executive officers of GIML and their principal occupations are set forth below. Each Director and principal executive officer of GIML may be reached care of GAM International Management Limited, 12 St. James's Place, London SW1A INX England.

NAME AND POSITION HELD
WITH INVESTMENT ADVISOR                     PRINCIPAL OCCUPATION
-----------------------                     --------------------
Andrew Wills, Director                    Investment Director, GIML
Andrew Hanges, Director                   Investment Director, GIML
Gordon Grender, Director                  Investment Director, GIML

         GIML acts as investment adviser to other Series of the Company and the other registered funds set forth in the table below:


--------------------------------------------------------------------------------------------------------
                                                  NET ASSETS OF
                                                   FUND AS AT
                           INVESTMENT               12/09/02          ANNUAL RATE OF      FEES WAIVED
      NAME OF FUND         OBJECTIVE               (THOUSANDS)         COMPENSATION        OR REDUCED
--------------------------------------------------------------------------------------------------------
GAM International Fund     long-term   capital      $135,872       1%  of  average  net  No
Series                     appreciation                            asset value
--------------------------------------------------------------------------------------------------------
GAM Global Fund Series     long-term   capital       $14,224       1%  of  average  net  No
                           appreciation                            asset value
--------------------------------------------------------------------------------------------------------
GAM Pacific Basin Fund     long-term   capital       $8,579        1%  of  average  net  No
Series                     appreciation                            asset value
--------------------------------------------------------------------------------------------------------
GAM Japan Capital Fund     long-term   capital       $6,295        1%  of  average  net  No
Series                     appreciation                            asset value
--------------------------------------------------------------------------------------------------------
GAM Europe Fund Series     long-term   capital       $20,048       1%  of  average  net  No
                           appreciation                            asset value
--------------------------------------------------------------------------------------------------------
GAMerica Capital Fund      long-term   capital      $100,731       1%  of  average  net  No
Series                     appreciation                            asset value
--------------------------------------------------------------------------------------------------------
GAM Avalon Lancelot,       long-term   capital       $37,400       0.5% of average  net  Yes**
LLC*                       appreciation                            asset value
--------------------------------------------------------------------------------------------------------
GAM Avalon   Galahad,      long-term   capital       $15,200       0.5% of average  net  Yes**
LLC *                      appreciation                            asset value
--------------------------------------------------------------------------------------------------------
GAM Avalon Palemedes,      long-term   capital        0***         0.5% of average  net  Yes**
LLC *                      appreciation                            asset value
--------------------------------------------------------------------------------------------------------
GAM Avalon Dinadan, LLC *  long-term   capital        0***         0.5% of average  net  Yes**
                           appreciation                            asset value
--------------------------------------------------------------------------------------------------------

         * GAM USA is the Advisor of each of GAM Avalon Lancelot, LLC, GAM Avalon Galahad, LLC, GAM Avalon Palemedes, LLC and GAM Avalon Dinadan, LLC (each an "Avalon Fund") and receives a monthly management fee at an annual rate equal to 2% the net assets of each Avalon Fund. GIML serves as Investment Consultant to each Avalon Fund and receives 25% of the fees paid to GAM USA.


         ** GAM USA has voluntarily agreed to cap each Avalon Fund's total expenses at 2.75% of average net assets during the first 12 months of operations. This 12 month period will expire on March 31, 2003, in respect of GAM Avalon Lancelot, LLC and GAM Avalon Galahad, LLC, and after the first 12 months of operations of GAM Avalon Palemedes, LLC and GAM Avalon Dinadan, LLC (which have not yet commenced operations). During this 12 month period, GAM USA will reimburse each Avalon Fund when necessary so that its total expenses, including management fee, custody and administrative fees, as well as other operating expenses and organizational/offering expenses, will not exceed 2.75%. If the expense ratio of such Avalon Fund drops below 2.75% of average net assets on an annualized basis during this period, GAM USA will re-coup expenses it previously paid via a reimbursement from the applicable Avalon Fund.

         *** Neither GAM Avalon Palemedes, LLC nor GAM Avalon Dinadan, LLC have commenced operations as of the date hereof.

         The table below sets forth the identity of broker-dealers affiliated with GAMCO, the aggregate dollar amount of commissions paid to such broker-dealers and the percentage of the Fund's aggregate brokerage commissions paid to such broker-dealers since the Fund's inception (as the Fund was formed in 2002, it has not yet completed a full fiscal year). Since the Fund's inception, no brokerage commissions have been paid to any broker-dealer affiliated with GIML.

----------------------------------------------------------------------------------------------------------------
         Broker-Dealer      Aggregate Dollar Amount of Commissions Paid      % of Fund's Aggregate Brokerage
                                       Since Fund Inception                            Commissions
----------------------------------------------------------------------------------------------------------------
Gabelli & Company, Inc.                       $63,333                                    27.56%
----------------------------------------------------------------------------------------------------------------

         GAM Services, Inc. ("GAM Services"), 135 East 57th Street, New York, New York, 10022, an affiliate of GIML and indirect wholly-owned subsidiary of UBS, serves as the distributor and principal underwriter of the Fund's shares pursuant to an agreement with the Fund. Under this agreement, GAM Services receives fees from the Fund, including ,with respect to Class B and Class C Shares of the Fund, contingent deferred sales charges ("CDSCs") based on redemptions of Shares by investors. GAM Services reallocates certain of these fees to financial services firms who place the Fund's Shares with investors. Since the Fund's inception, GAM Services has earned sales charges, including CDSCs of approximately $97,560 for all classes of the Fund's Shares (as the Fund was formed in 2002, it has not yet completed a full fiscal year).

         The Fund has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act to pay for distribution and sale of its Shares. Since the Fund's inception, GAM Services has earned fees of $90,628 from the Fund pursuant to the Distribution Plan.

         All of the services provided to the Fund by GAM Services will continued to be provided after the New Investment Advisory Agreements are approved. Since the Fund's inception, none of the services described in the preceding two paragraphs have been provided to the Fund by GAMCO or any affiliate of GAMCO.

APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENTS

        On October 23, 2002, the Board of Directors met in person for the purpose of reviewing the New Investment Advisory Agreements and approved, by majority vote, including the vote of a majority of the independent Directors voting separately, the adoption of the New Investment Advisory Agreements, subject to the approval of shareholders. At the in person meeting, the Board of Directors again considered the qualifications of each of GAMCO and GIML and the personnel who provide portfolio management services, as well as the several factors evaluated in connection with the approval of the Interim Investment Advisory Agreements described above and other factors relevant to their consideration. The Board of Directors also noted that the New Investment Advisory Agreements provide for an aggregate fee to be paid to the Co-Investment

Advisors that is calculated in the same manner as the compensation that was payable to GAM USA by the Fund under the GAM USA contract. Also at the October 23, 2002 meeting, the Board of Directors approved the calling of the Special Meeting for the purposes of obtaining the required shareholder approval of the New Investment Advisory Agreements.

        There are no arrangements or understandings in connection with the Investment Advisory Contracts with respect to the composition of the Board of Directors of any of the Company, GAMCO or GIML.

THE NEW INVESTMENT ADVISORY AGREEMENTS

        The New Investment Advisory Agreements are identical to the Interim Investment Advisory Agreements in all material respects. In particular, the New Investment Advisory Agreements provide for an aggregate fee to be paid to the Co-Investment Advisors that is calculated in the same manner as the compensation that was payable to GAM USA by the Fund under the GAM USA contract. Upon shareholder approval, each New Investment Advisory Agreement shall continue in effect for consecutive terms of one year ending on each anniversary date of such approval, subject to approval annually by the Board of Directors of the Company or by vote of a majority of the outstanding shares of the Fund and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the independent Directors. Each New Investment Advisory Agreement will terminate automatically in the event of its assignment, and may be terminated by either party without the payment of any penalty upon 60 days' prior notice in writing to the other party; provided that, in the case of termination by the Company, such action shall have been authorized by resolution of a majority of the Directors of the Company in office at the time or by vote of a majority of the outstanding shares of the Fund.

SHAREHOLDER APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENTS

        At the Special Meeting, the New Investment Advisory Agreements will be submitted for approval of the shareholders of the Fund. Approval of the Investment Advisory Agreements requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund. A majority of the outstanding shares of the Fund is described under the 1940 Act as the lesser of (a) 67% or more of the shares of the Fund present at a meeting if the holders of more than 50% of such shares are present in person or by proxy, or (b) more than 50% of the Fund's outstanding shares.

         If the New Investment Advisory Agreements are approved by the shareholders, such agreements will be effective on February 12, 2003. In the event that the proposed Investment Advisory Agreements are not approved by the shareholders, then the Board intends to terminate the Interim Investment Advisory Agreements with each of GAMCO and GIML as quickly as is practicable under the circumstances, and to make alternative arrangements for the management of the investments of the Fund as it believes are appropriate and in the best interests of the shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED INVESTMENT ADVISORY AGREEMENTS.

PROPOSAL TWO:  APPROVAL OR DISAPPROVAL OF PROPOSED CHANGE OF ONE FUNDAMENTAL
               INVESTMENT RESTRICTION OF THE FUND.

        The Company has adopted fundamental investment restrictions that govern the operations of the Fund. Fundamental investment restrictions may not be changed without a vote of the outstanding shares of the Company.

        At the meeting held on October 23, 2002 the Board of Directors approved the change of one of the Fund's fundamental investment restrictions described below. The text of the proposed change in the investment restriction is set forth below, followed by a brief commentary.

PROPOSED CHANGE

        The Company is proposing to change the current fundamental investment restriction number 8 in the Company's Statement of Additional Information. Restriction 8 limits investments by the Fund in other investment companies. Clause (b) of Restriction 8 permits each Series, including the Fund, to invest in securities of closed-end investment companies in accordance with the limits set forth therein. The proposed change would allow the Fund to invest in securities of open-end as well as closed-end investment companies up to those limits.

        Restriction 8 states that the "Fund may not ... (8) Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, reorganization or acquisition of assets or (b) a Fund may purchase securities of closed-end investment companies up to (i) 3% of the outstanding voting stock of any one investment company (including for this purpose investments by any other series of the Company), (ii) 5% of the total assets of the Fund with respect to any one investment company and (iii) 10% of the total assets of the Fund in the aggregate."

        The Board of Directors proposes changing restriction number 8 to delete the phrase "closed-end" in clause (b) in reference to the Fund, so that restriction 8 will read in its entirety as follows (text proposed to be added by the Board of Directors is indicated in BOLD ITALIC type):

        "Each Fund may not: ... (8) Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, reorganization or acquisition of assets, or (b) a Fund may purchase securities of closed-end investment companies up to (i) 3% of the outstanding voting stock of any one investment company (including for this purpose investments by any other series of the Company), (ii) 5% of the total assets of the Fund with respect to any one investment company and (iii) 10% of the total assets of the Fund in the aggregate. NOTWITHSTANDING THE FOREGOING, THE GAM GABELLI LONG/SHORT FUND SERIES SHALL NOT PURCHASE SECURITIES OF OTHER INVESTMENT COMPANIES, EXCEPT (X) IN CONNECTION WITH A MERGER, CONSOLIDATION, REORGANIZATION OR ACQUISITION OF ASSETS, AND (Y) SUCH FUND MAY PURCHASE SECURITIES OF INVESTMENT COMPANIES UP TO
(I) 3% OF THE OUTSTANDING VOTING STOCK OF ANY ONE INVESTMENT COMPANY (INCLUDING FOR THIS PURPOSE INVESTMENTS BY ANY OTHER SERIES OF THE COMPANY), (II) 5% OF THE TOTAL ASSETS OF SUCH FUND WITH RESPECT TO ANY ONE INVESTMENT COMPANY AND (III) 10% OF THE TOTAL ASSETS OF SUCH FUND IN THE AGGREGATE."

        The Fund desires to implement the proposed change primarily to allow the investment of the Fund's assets in "exchange-traded funds" or "ETFs". ETFs are registered open-end investment companies whose assets generally consist of a basket of securities representing a specified securities index, such as the Dow Jones Industrial Average or the S&P 500 Composite Stock Price Index, and whose shares are publicly traded on established securities exchanges. The Board of Directors believe that making this change will further the investment objectives of the Fund while providing an additional option for the Co-Investment Advisors in executing the Fund's investment operations.

        Specifically, the Board of Directors believes that ETFs offer a cost-effective and efficient mechanism by which the Fund can take long or short positions consistent with its overall investment strategy in respect of the overall market or in specific industries or segments of the market. Use of ETFs allow the Fund to take a position in respect of an entire index, components of an index, or industry sector - or any group of securities of which any ETF is constituted - simply by buying shares of the ETF, rather than by buying shares in all of the underlying companies which make up the index or industry sector. This feature makes ETFs a fast and efficient tool for gaining exposure to a given index or industry sector, either for investment or hedging purposes. ETFs are also cost efficient because the Fund may gain this exposure simply by purchasing ETF shares, rather than by purchasing shares in the underlying companies, resulting in savings in brokerage commissions and charges to the Fund.

        The extent to which the Fund can invest in other investment companies is limited by law in order to protect against potential abuses. The principal potential adverse consequence of such investments is the imposition of multiple layers of investment advisory fees and expenses on an investor's capital. In addition, such investments can lead to a reduction in liquidity. Important distinctions in the structure of ETFs as opposed to traditional investment companies, however, mitigate these undesirable effects. The fees charged by the sponsors and advisors of ETFs are generally extremely low, avoiding the concern about layering of fees. ETF shares are tradable on established securities exchanges, which generally eliminates concerns regarding liquidity.

        The limitations on investment in investment companies set forth in clause (y) of revised Restriction 8 generally reflect the provisions of Section 12(d) of the 1940 Act, ensuring that investments by the Fund in ETFs will be in accordance with applicable law. The Board of Directors believes that investors in the Fund will benefit from this proposed change in the fundamental investment restrictions because the Fund will be able to utilize a financial instrument which provides fast, efficient and cost-effective exposure to indices, components of indices or industry sectors, both long and short. The Co-Investment Advisors believe that the use of ETFs under the revised fundamental investment restriction, if approved by the shareholders, will contribute to the Fund's ability to generate desirable investment performance at an acceptable level of risk.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED CHANGE TO THIS FUNDAMENTAL INVESTMENT RESTRICTION.

                            SUPPLEMENTAL INFORMATION

PRINCIPAL HOLDERS OF SECURITIES

        As of December 9, 2002, all Directors and Officers of the Company as a group owned beneficially or of record less than 1% of the outstanding securities of any Series, including the Fund. To the knowledge of the Company, as of December 9, 2002, no Shareholders owned beneficially (b) or of record (r) more than 5% of any Series' (including the Fund's) outstanding shares, except as set forth below. UBS AG, the ultimate beneficial owner of GAM USA and GIML, may be deemed to have shared voting or investment power over shares owned by clients or held by custodians or nominees for clients of UBS AG or its affiliates, or by employee benefit plans for the benefit of employees of UBS AG or its affiliates. UBS AG disclaims beneficial ownership of such shares.

                                                        GAM GABELLI LONG/SHORT FUND SERIES
NAME AND ADDRESS                                 CLASS A          CLASS B            CLASS C         CLASS D
                                                 -------          -------            -------         -------
UBS PaineWebber Inc.                                              5.17%(r)
FBO Estate of Bettina G Lowerre
Paul C. Lowerre and Howard Presant, Executors
605 Third Ave., 34th Floor
New York, NY  10158


As of December 9, 2002, the Directors and officers of the Funds, as a group and individually, owned less than 1% of each class of the Fund.


                              SHAREHOLDER PROPOSALS

         The Company does not ordinarily hold annual meetings of shareholders. Any shareholder desiring to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send written proposals to the Company at GAM Funds, Inc., 135 East 57th Street, New York, New York 10022. Any proposal should be received a reasonable time prior to the date of the meeting of shareholders to be considered for inclusion in the materials for the meeting.

                             ADDITIONAL INFORMATION

         The presence in person or by proxy of the holders of a majority of the outstanding voting shares of the Fund is required to constitute a quorum for the Special Meeting. Approval of the New Investment Advisory Agreements between the Company and GAMCO and between the Company and GIML (Proposal 1) will require the affirmative vote of a majority of the votes cast at the Special Meeting. Approval of the change in the fundamental investment restriction of the Fund (Proposal 2) will also require the affirmative vote of a majority of the votes cast at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

                                  OTHER MATTERS

         Management does not know of any matters to be presented at the Special Meeting other than those stated and described in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

         If you cannot attend the Special Meeting in person, please complete and sign the enclosed proxy and return it in the envelope provided or use the toll-free telephone number in the proxy card to vote your shares so that the meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.

Dated: December 31, 2002

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR VOTE VIA THE INTERNET ADDRESS PROVIDED ON THE PROXY CARD.

                       GAM GABELLI LONG/SHORT FUND SERIES
                                 GAM FUNDS, INC.

                                      PROXY

                    PROXY SOLICITED BY BOARD OF DIRECTORS FOR
                SPECIAL MEETING TO BE HELD ON FEBRUARY 11, 2003

         The undersigned hereby appoints JOSEPH J. ALLESSIE, KEVIN J. BLANCHFIELD, and TERESA B. RIGGIN, or any of them, as the undersigned's proxy or proxies, with full power of substitution, to vote all shares of the GAM Gabelli Long/Short Fund Series of GAM Funds, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on February 11, 2003, at 3:00 p.m., local time, and any adjournments thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

         PROPOSAL 1: Approval of Investment Advisory Agreements: Approval of the Agreement between GAM Funds, Inc. and GAMCO Investors, Inc. and between GAM Funds, Inc. and GAM International Management Limited.

                                 FOR             AGAINST            ABSTAIN
                                 |_|               |_|                 |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 .

         PROPOSAL 2: Approval of Change in Fundamental  Investment  Restriction:
Approval of the proposed change in Fundamental Investment Restriction No. 8 of the GAM Gabelli Long/Short Fund Series to allow GAM Gabelli Long/Short Fund Series to invest equally in open-end and closed-end investment companies.

                                 FOR             AGAINST            ABSTAIN
                                 |_|               |_|                 |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2 .

         Please Sign Here and Return Promptly

                           Signature:                       Dated:
                                     ----------------------       ----------



                           Signature:
                                     ----------------------

         Please sign exactly as your name or names appear on your share certificates. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

EXHIBITS

Exhibit A - New Investment Advisory Agreements

Exhibit B - GAMCO advised registered funds

                                 GAM FUNDS, INC.

                                                                 October 9, 2002

GAMCO Investors, Inc.
One Corporate Center
Rye, New York 10580-1435

                          INVESTMENT ADVISORY AGREEMENT

Dear Sirs:

      The undersigned, GAM Funds, Inc., a Maryland corporation (the "Fund"), is an open-end diversified series investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This letter (the "Agreement") confirms your engagement as co-investment adviser to the GAM American Focus Long/Short Fund series of the Fund's shares ("GAM American Focus Long/Short Fund") on the terms and subject to the conditions set forth below:

SECTION 1. INVESTMENT MANAGEMENT SERVICES

           A.  GENERAL

           You shall, in cooperation with GAM International Management Limited (the "Co-Adviser"), conduct and maintain a continuous review of the portfolio of securities and investments held by GAM American Focus Long/Short Fund. You shall also, subject to any written instructions from the Co-Adviser, and subject to the following paragraph, make all decisions regarding purchases and sales of securities and other investments on behalf of GAM American Focus Long/Short Fund (such portfolio review and decision making, the "Advisory Services").

           In  performing  the  Advisory  Services,  you  shall be guided by the investment objectives, policies and restrictions of GAM American Focus Long/Short Fund as set forth in the Prospectus and the Statement of Additional Information filed by the Fund with the Securities and Exchange Commission, as amended from time to time (the "Disclosure Documents"), and in accordance with such other policies or limitations adopted by the Board of Directors of the Fund and the provisions of the 1940 Act and the rules promulgated thereunder. We agree to supply you with all such relevant documents and to notify you of any relevant changes in the investment objectives, policies and restrictions of GAM American Focus Long/Short Fund.

           In  acting  under  this  Agreement,   you  shall  be  an  independent
contractor and shall not be an agent of the Fund. You shall not have any responsibility for any other matter relating to the operation of the Fund, including, but not limited to, preparation of disclosure documents, compliance with regulatory requirements, accounting and servicing of shareholder accounts.

           B.  SELECTION AND RECOMMENDATIONS OF BROKERS

           Subject to any written instruction from the Co-Adviser, you shall be responsible for the selection of members of securities exchanges, brokers and dealers for the execution of the portfolio transactions of GAM American Focus Long/Short Fund, and, when applicable, negotiating commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Disclosure Documents.

           You may, in making such brokerage selections and in negotiating commissions, take into account any services or facilities provided by a broker. You are authorized to select or recommend a member of a securities exchange or any other securities broker or dealer which charges an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction if you determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided by such member, broker or dealer, viewed in terms of either that particular transaction or your overall responsibility with respect to the accounts as to which you exercise investment discretion (as that term is defined in Section 3(a)(35) of the 1934 Act).

           C.  REPORTS AND SUMMARIES

           You shall maintain a continuous record of all the investments and securities which comprise the portfolio of GAM American Focus Long/Short Fund, and shall furnish to the Fund or its designee such summaries of the portfolio GAM American Focus Long/Short Fund and such other reports, evaluations, analyses and opinions, including statistical reports, relating to your services as investment adviser hereunder as the Fund may reasonably request at any time or from time to time or as you may deem helpful to the Fund. All such records shall be the property of the Fund, provided however, that nothing in this Agreement shall prevent you from retaining any documents to the extent required by law.

SECTION 2. EXPENSES

           You shall assume and pay all of your own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as you may require in the performance of your duties under this Agreement.

           The Fund shall bear all expenses of the organization, operations and business of GAM American Focus Long/Short Fund not expressly assumed or agreed to be paid by you under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of issue, repurchase or redemption of GAM American Focus Long/Short Fund shares, expenses of registering, qualifying and pricing the GAM American Focus Long/Short Fund shares for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), transfer agents, registrars, dividend disbursing agents, independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to stockholders, all distribution expenses under the plans adopted in accordance with Rule 12b-1 under the 1940 Act, fees and out-of-pocket expenses of directors, all overhead expenses of GAM American Focus Long/Short Fund's operations, including office space, office equipment, office personnel and office services and all other costs incident to the corporate existence of GAM American Focus Long/Short Fund.

SECTION 3. USE OF SERVICES OF OTHERS

           You may (at your expense except as set forth in Section 2 hereof) employ, retain or otherwise avail yourself of the services or facilities of other persons or organizations for the purpose of providing you or GAM American Focus Long/Short Fund with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as you may deem necessary, appropriate or convenient for the discharge of your obligations hereunder or otherwise helpful to GAM American Focus Long/Short Fund.

SECTION 4. MANAGEMENT FEES

           In consideration of your services hereunder to GAM American Focus Long/Short Fund, you shall, subject to Section 4(d) below, be entitled to two-thirds (2/3) multiplied by a management fee comprised of two components:

           (a) The first component is a monthly base fee ("Base Fee") equal to one-twelfth of 1.50% of the average daily net assets of GAM American Focus Long/Short Fund during the month.

           (b) The second component is a performance adjustment ("Performance Adjustment") that either increases or decreases the Base Fee, depending on how GAM American Focus Long/Short Fund has performed relative to the Standard & Poor's Composite Stock Price 500 Index (the "Index"). The maximum performance adjustment upward or downward is 0.5% annually.

           No Performance Adjustment shall be due if the performance of GAM American Focus Long/Short Fund during the performance period is less than 3.0% better or 3.0% worse than the performance of the Index during the performance period. (For example, if the performance of the Index is +5.0% and the performance of GAM American Focus Long/Short Fund is better than +2.0% but worse than +8.0%, then there shall be no Performance Adjustment.) During the twelve months from the date hereof, the management fee will equal the Base Fee with no Performance Adjustment.

           The Performance Adjustment is 0.125% for each whole percentage point that GAM American Focus Long/Short Fund's investment performance for the performance period is more than 2.0% better or worse than the record of the Index as then constituted. The maximum Performance Adjustment is 0.50%. (For example, if the performance of the Index is +5.0% and the performance of the Portfolio is +8.0%, then the Performance Adjustment is +0.125%; and the sum of the Base Fee and the Performance Adjustment is 1.625%. If the performance of the Index is +5.0% and the performance of the Portfolio is +9.5%, then the Performance Adjustment is +0.25%; and the sum of the Base Fee and the Performance Adjustment is 1.75%)

           The performance period will commence on the date of this Agreement. During the first twelve months of the performance period, there will be no Performance Adjustment. Starting with the thirteenth month of the performance period, the Performance Adjustment will take effect. Each subsequent performance period will consist of the current month plus the previous eleven months.

           GAM American Focus Long/Short Fund's investment performance for the performance period shall be the cumulative monthly asset-weighted investment performance of all classes of shares of GAM American Focus Long/Short Fund over the performance period. The asset-weighted investment performance for GAM American Focus Long/Short Fund for a given month will be calculated by multiplying the investment performance of each class for the month by its average net assets
           (determined as of the close of business on each business day of the month), adding the results together and dividing the sum by the aggregate net assets of all classes of GAM American Focus Long/Short Fund for that month. Any class that does not complete a full month of operations in a given month will be excluded from the calculation of GAM American Focus Long/Short Fund's investment performance for that month, and its assets will be excluded from the aggregate net assets of GAM American Focus Long/Short Fund in determining GAM American Focus Long/Short Fund's investment performance for that month.

           In computing the investment performance of GAM American Focus Long/Short Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of GAM American Focus Long/Short Fund, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

           One twelfth of the annual Performance Adjustment will be applied to the average of the net assets of GAM American Focus Long/Short Fund determined as of the close of business on each business day throughout the month and the performance period.

           (c) In case of termination of this Agreement during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Base Fee will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Agreement is in effect. The amount of the Performance Adjustment will be computed on the basis of and applied to net assets averaged over the 12-month period ending on the last business day on which this Agreement is in effect provided that if this Agreement has been in effect less than 12 months, the computation will be made on the basis of the period of time during which it has been in effect.

           (d) In the event the total management fee for any monthly period is less than 1.2% annually, the entitlement to you will be the remainder of the calculated fee which is entitled to GAM International Management Limited pursuant to Section 4 (d) of the Investment Advisory Agreement dated October 9, 2002 between GAM International Management Limited and the GAM Funds, Inc.

SECTION 5. LIMITATION OF LIABILITY OF INVESTMENT ADVISER

           You shall be liable for losses resulting from your own acts or omissions caused by your willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder or your reckless disregard of your duties under this Agreement, and nothing herein shall protect you against any such liability to GAM American Focus Long/Short Fund, the Fund or its stockholders. You shall not be liable to GAM American Focus Long/Short Fund, the Fund or to any stockholder thereof for any claim or loss arising out of any investment or other act or omission, in the performance of your duties under this Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the assets of GAM American Focus Long/Short Fund maintained with custodians or securities depositories in foreign countries or from any political acts of any foreign governments to which such assets might be exposed. The Fund will indemnify you for any loss or damage, including reasonable attorneys' fees, incurred by you arising out of any action seeking to enforce a liability excluded under this section.

SECTION 6. SERVICES TO OTHER CLIENTS AND THE FUND

           We understand that you may act as investment manager or in other capacities on behalf of other investment companies and clients. While information and recommendations you supply to GAM American Focus Long/Short Fund and investments you make on behalf of GAM American Focus Long/Short Fund shall in your judgment be appropriate under the circumstances in light of the investment objectives and policies of GAM American Focus Long/Short Fund, it is understood and agreed that they may be different from the information and recommendations you or your affiliated persons supply to other clients. You and your affiliated persons shall supply information, recommendations and any other services, and shall allocate investment opportunities among GAM American Focus Long/Short Fund and any other client in an impartial and fair manner in order to seek good results for all clients involved, but you shall not be required to give preferential treatment to any one client, including GAM American Focus Long/Short Fund, as compared with the treatment given to any other client. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

           On occasions when you deem the purchase or sale of a security to be in the best interest of GAM American Focus Long/Short Fund and/or other clients, you may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. You may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by you in the manner you consider to be the most equitable and consistent with your fiduciary obligations to GAM American Focus Long/Short Fund and to such other clients.

SECTION 7. REPORTS AND INFORMATION

           The Fund shall furnish to you solely for your use such prospectuses, proxy statements, reports and other information relating to the business and affairs of the Fund as you may, at any time or from time to time, reasonably require in order to discharge your duties under this Agreement.

SECTION 8. TERM OF AGREEMENT

           A.  INTERIM AGREEMENT

           This Agreement shall be effective as an interim agreement as described in Rule 15a-4 under the 1940 Act commencing on the date hereof, and shall continue in effect until the earlier of (i) 150 days after the date hereof, (ii) termination of this Agreement for any reason by the Board of Directors of the Fund upon notice to you, or (iii) approval of this Agreement by
(1) the Board of Directors of the Fund, including a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person, and (2) by vote of a majority of the outstanding shares of GAM American Focus Long/Short Fund.

           B.  TERM

           Upon approval of this Agreement as provided in clause A(iii)(2) of this Section 8, this Agreement shall continue in effect for consecutive terms of one year each ending on each anniversary of the date of such approval, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of GAM American Focus Long/Short Fund and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 9. TERMINATION OF AGREEMENT; ASSIGNMENT

           This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days' prior notice in writing to the other party; provided that, in the case of termination by the Fund, such action shall have been authorized by resolution of a majority of the directors of the Fund in office at the time or by vote of a majority of the outstanding shares of GAM American Focus Long/Short Fund.

            This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

            Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior to such termination.

SECTION 10. USE OF NAME; MARKETING

            You agree and acknowledge that you shall have no right, title or interest in or to the names "Global Asset Management," "GAM," "GAM Funds, Inc." or "GAM American Focus Long/Short Fund," and you shall not use any such name, or any derivation thereof, without the prior written permission of the Fund. You further agree and acknowledge that you shall not undertake any marketing efforts, including, without limitation, the dissemination of promotional materials or performance information, on behalf of or with respect to the Fund or GAM American Focus Long/Short Fund without the prior written permission of the Fund. The Co-Adviser shall, while this Agreement is in effect, have the limited right to use the names "GAMCO," Gabelli Asset Management Company" and "Gabelli" in connection with the GAM American Focus Long/Short Fund. The Co-Adviser otherwise agrees and acknowledges that it shall have no right, title or interest in or to the names "GAMCO," "Gabelli Asset Management Company," or "Gabelli" and shall not use any such name, or any derivation thereof, without the prior written permission of the Fund except to the extent previously granted by written agreement.

SECTION 11. APPLICABLE PROVISIONS OF LAW

            This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

            If the above terms and conditions are acceptable to you, please so indicate by signing and returning to us the enclosed copy of this letter, whereupon this letter shall constitute a binding contract between us.

                                                  Very truly yours,

                                                  GAM FUNDS, INC.

                                                  By: /s/ KEVIN BLANCHFIELD
                                                      ----------------------
                                                      Authorized Signature

                                                  By: /s/ JOSEPH J. ALLESSIE
                                                      ----------------------
                                                      Authorized Signature

Accepted and Agreed:
GAMCO INVESTORS, INC.

By: /s/ DOUGLAS R. JAMIESON
    -----------------------
    Authorized Signature

                                 GAM FUNDS, INC.

                                                                 October 9, 2002

GAM International Management Limited
12 St. James's Place
London SWIA INX England

                          INVESTMENT ADVISORY AGREEMENT

Dear Sirs:

           The undersigned, GAM Funds, Inc., a Maryland corporation (the "Fund"), is an open-end diversified series investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This letter (the "Agreement") confirms your engagement as co-investment adviser to the GAM American Focus Long/Short Fund series of the Fund's shares ("GAM American Focus Long/Short Fund") on the terms and subject to the conditions set forth below:

SECTION 1. INVESTMENT MANAGEMENT SERVICES

           A. GENERAL

           You  shall,   in  cooperation   with  GAMCO   Investors,   Inc.  (the
"Co-Adviser"), conduct and maintain a continuous review of the portfolio of securities and investments held by GAM American Focus Long/Short Fund. You may provide the Co-Adviser from time to time with written recommendations or instructions as to specific purchases and sales of securities and other investments, provided, however, that in the absence of written instructions from you or the Fund, the Co-Adviser shall make all decisions regarding purchases and sales of securities and other investments on behalf of GAM American Focus Long/Short Fund (such portfolio review and provision of instructions to the Co-Adviser, the "Advisory Services").

           In  performing  the  Advisory  Services,  you  shall be guided by the investment objectives, policies and restrictions of GAM American Focus Long/Short Fund as set forth in the Prospectus and the Statement of Additional Information filed by the Fund with the Securities and Exchange Commission, as amended from time to time (the "Disclosure Documents"), and in accordance with such other policies or limitations adopted by the Board of Directors of the Fund and the provisions of the 1940 Act and the rules promulgated thereunder. We agree to supply you with all such relevant documents and to notify you of any relevant changes in the investment objectives, policies and restrictions of GAM American Focus Long/Short Fund.

           In  acting  under  this  Agreement,   you  shall  be  an  independent
contractor and shall not be an agent of the Fund.

           B. SELECTION AND RECOMMENDATIONS OF BROKERS

           Subject to any written recommendations or instructions you or the Fund may provide to the Co-Adviser from time to time, the Co-Adviser shall be responsible for the selection of members of securities exchanges, brokers and dealers for the execution of the portfolio transactions of GAM American Focus Long/Short Fund, and, when applicable, negotiating commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Disclosure Documents.

           You may, in selecting or recommending brokers, take into account any services or facilities provided by a broker. You are authorized to select or recommend a member of a securities exchange or any other securities broker or dealer which charges an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction if you determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided by such member, broker or dealer, viewed in terms of either that particular transaction or your overall responsibility with respect to the accounts as to which you exercise investment discretion (as that term is defined in Section 3(a)(35) of the 1934 Act).

           C. REPORTS AND SUMMARIES

           You shall maintain a continuous record of all the investments and securities which comprise the portfolio of GAM American Focus Long/Short Fund, and shall furnish to the Fund or its designee such summaries of the portfolio GAM American Focus Long/Short Fund and such other reports, evaluations, analyses and opinions, including statistical reports, relating to your services as investment adviser hereunder as the Fund may reasonably request at any time or from time to time or as you may deem helpful to the Fund. All such records shall be the property of the Fund.

SECTION 2. EXPENSES

           You shall assume and pay all of your own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as you may require in the performance of your duties under this Agreement.

           The Fund shall bear all expenses of the organization, operations and business of GAM American Focus Long/Short Fund not expressly assumed or agreed to be paid by you under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of issue, repurchase or redemption of GAM American Focus Long/Short Fund shares, expenses of registering, qualifying and pricing the GAM American Focus Long/Short Fund shares for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), transfer agents, registrars, dividend disbursing agents, independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to stockholders, all distribution expenses under the plans adopted in accordance with Rule 12b-1 under the 1940 Act, fees and out-of-pocket expenses of directors, all overhead expenses of GAM American Focus Long/Short Fund's operations, including office space, office equipment, office personnel and office services and all other costs incident to the corporate existence of GAM American Focus Long/Short Fund.

SECTION 3. USE OF SERVICES OF OTHERS

           You may (at your expense except as set forth in Section 2 hereof) employ, retain or otherwise avail yourself of the services or facilities of other persons or organizations for the purpose of providing you or GAM American Focus Long/Short Fund with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as you may deem necessary, appropriate or convenient for the discharge of your obligations hereunder or otherwise helpful to GAM American Focus Long/Short Fund.

SECTION 4. MANAGEMENT FEES

           In consideration of your services hereunder to GAM American Focus Long/Short Fund, you shall be, subject to Section 4 (d) below, entitled to one-third (1/3) multiplied by a management fee comprised of two components:

           (a) The first component is a monthly base fee ("Base Fee") equal to one-twelfth of 1.50% of the average daily net assets of GAM American Focus Long/Short Fund during the month.

           (b) The second component is a performance adjustment ("Performance Adjustment") that either increases or decreases the Base Fee, depending on how GAM American Focus Long/Short Fund has performed relative to the Standard & Poor's Composite Stock Price 500 Index (the "Index"). The maximum performance adjustment upward or downward is 0.5% annually.

           No Performance Adjustment shall be due if the performance of GAM American Focus Long/Short Fund during the performance period is less than 3.0% better or 3.0% worse than the performance of the Index during the performance period. (For example, if the performance of the Index is +5.0% and the performance of GAM American Focus Long/Short Fund is better than +2.0% but worse than +8.0%, then there shall be no Performance Adjustment.) During the twelve months from the date hereof, the management fee will equal the Base Fee with no Performance Adjustment.

           The Performance Adjustment is 0.125% for each whole percentage point that GAM American Focus Long/Short Fund's investment performance for the performance period is more than 2.0% better or worse than the record of the Index as then constituted. The maximum Performance Adjustment is 0.50%. (For example, if the performance of the Index is +5.0% and the performance of the Portfolio is +8.0%, then the Performance Adjustment is +0.125%; and the sum of the Base Fee and the Performance Adjustment is 1.625%. If the performance of the Index is +5.0% and the performance of the Portfolio is +9.5%, then the Performance Adjustment is +0.25%; and the sum of the Base Fee and the Performance Adjustment is 1.75%)

           The performance period will commence on the date of this Agreement. During the first twelve months of the performance period, there will be no Performance Adjustment. Starting with the thirteenth month of the performance period, the Performance Adjustment will take effect. Each subsequent performance period will consist of the current month plus the previous eleven months.

           GAM American Focus Long/Short Fund's investment performance for the performance period shall be the cumulative monthly asset-weighted investment performance of all classes of shares of GAM American Focus Long/Short Fund over the performance period. The asset-weighted investment performance for GAM American Focus Long/Short Fund for a given month will be calculated by multiplying the investment performance of each class for the month by its average net assets
           (determined as of the close of business on each business day of the month), adding the results together and dividing the sum by the aggregate net assets of all classes of GAM American Focus Long/Short Fund for that month. Any class that does not complete a full month of operations in a given month will be excluded from the calculation of GAM American Focus Long/Short Fund's investment performance for that month, and its assets will be excluded from the aggregate net assets of GAM American Focus Long/Short Fund in determining GAM American Focus Long/Short Fund's investment performance for that month.

           In computing the investment performance of GAM American Focus Long/Short Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of GAM American Focus Long/Short Fund, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

           One twelfth of the annual Performance Adjustment will be applied to the average of the net assets of GAM American Focus Long/Short Fund determined as of the close of business on each business day throughout the month and the performance period.

           (c) In case of termination of this Agreement during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Base Fee will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Agreement is in effect. The amount of the Performance

           Adjustment will be computed on the basis of and applied to net assets averaged over the 12-month period ending on the last business day on which this Agreement is in effect provided that if this Agreement has been in effect less than 12 months, the computation will be made on the basis of the period of time during which it has been in effect.

           (d) In the event the total management fee for any monthly period is less than 1.2% annually, the entitlement to you will be 40% of 1/12 of 1.00% of the average daily net assets of the GAM American Focus Long/Short Fund.

SECTION 5. LIMITATION OF LIABILITY OF INVESTMENT ADVISER

           You shall be liable for losses resulting from your own acts or omissions caused by your willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder or your reckless disregard of your duties under this Agreement, and nothing herein shall protect you against any such liability to GAM American Focus Long/Short Fund, the Fund or its stockholders. You shall not be liable to GAM American Focus Long/Short Fund, the Fund or to any stockholder thereof for any claim or loss arising out of any investment or other act or omission, in the performance of your duties under this Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the assets of GAM American Focus Long/Short Fund maintained with custodians or securities depositories in foreign countries or from any political acts of any foreign governments to which such assets might be exposed.

SECTION 6. SERVICES TO OTHER CLIENTS AND THE FUND

           Nothing contained in this Agreement shall be deemed to prohibit you or any of your affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. We understand that you may act as investment manager or in other capacities on behalf of other investment companies and clients. While information and recommendations you supply to GAM American Focus Long/Short Fund and investments you make on behalf of GAM American Focus Long/Short Fund shall in your judgment be appropriate under the circumstances in light of the investment objectives and policies of GAM American Focus Long/Short Fund, it is understood and agreed that they may be different from the information and recommendations you or your affiliated persons supply to other clients. You and your affiliated persons shall supply information, recommendations and any other services, and shall allocate investment opportunities among GAM American Focus Long/Short Fund and any other client in an impartial and fair manner in order to seek good results for all clients involved, but you shall not be required to give preferential treatment to any one client, including GAM American Focus Long/Short Fund, as compared with the treatment given to any other client. Whenever you shall act in multiple capacities on behalf of the Fund, you shall maintain the appropriate separate accounts and records for each such capacity. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

           On occasions when you deem the purchase or sale of a security to be in the best interest of GAM American Focus Long/Short Fund, one or more of the other series of the Fund and/or other clients, you may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. You may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by you in the manner you consider to be the most equitable and consistent with your fiduciary obligations to GAM American Focus Long/Short Fund and to such other clients.

SECTION 7. REPORTS AND INFORMATION

           The Fund shall furnish to you solely for your use such prospectuses, proxy statements, reports and other information relating to the business and affairs of the Fund as you may, at any time or from time to time, reasonably require in order to discharge your duties under this Agreement.

SECTION 8. TERM OF AGREEMENT

           A. INTERIM AGREEMENT

           This Agreement shall be effective as an interim agreement as described in Rule 15a-4 under the 1940 Act commencing on the date hereof, and shall continue in effect until the earlier of (i) 150 days after the date hereof, (ii) termination of this Agreement for any reason by the Board of Directors of the Fund upon notice to you, or (iii) approval of this Agreement by
(1) the Board of Directors of the Fund, including a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person, and (2) by vote of a majority of the outstanding shares of GAM American Focus Long/Short Fund.

           B. TERM

           Upon approval of this Agreement as provided in clause A(iii)(2) of this Section 8, this Agreement shall continue in effect for consecutive terms of one year each ending on each anniversary of the date of such approval, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of GAM American Focus Long/Short Fund and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 9. TERMINATION OF AGREEMENT; ASSIGNMENT

           This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days' prior notice in writing to the other party; provided that, in the case of termination by the Fund, such action shall have been authorized by resolution of a majority of the directors of the Fund in office at the time or by vote of a majority of the outstanding shares of GAM American Focus Long/Short Fund.

            This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

            Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior to such termination.

SECTION 10. APPLICABLE PROVISIONS OF LAW

            This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

            If the above terms and conditions are acceptable to you, please so indicate by signing and returning to us the enclosed copy of this letter, whereupon this letter shall constitute a binding contract between us.


                                             Very truly yours,

                                             GAM FUNDS, INC.


                                             By: /s/ KEVIN BLANCHFIELD
                                                 ---------------------
                                                 Authorized Signature

Accepted and Agreed:
GAM INTERNATIONAL MANAGEMENT LIMITED


By: /s/ ANDREW WILLS
   --------------------
   Authorized Signature

                                    EXHIBIT B

         GAMCO acts as investment adviser to the other registered funds set forth in the table below:

--------------------------------------------------------------------------------------------------------
                                                  NET ASSETS OF
                           INVESTMENT              FUND AS AT
                           OBJECTIVE                12/27/02          ANNUAL RATE OF       FEES WAIVED
      NAME OF FUND                                 (THOUSANDS)         COMPENSATION         OR REDUCED
--------------------------------------------------------------------------------------------------------
                           long-term capital                       0.40% of average net    Yes
                           appreciation                            net  asset  value up
American Skandia                                                   to   $500   million;
Trust Gabelli Small-Cap                                 503,437    0.35%   of   average
Portfolio                                                          net asset  value  in
                                                                   excess   of     $500
                                                                   million.
--------------------------------------------------------------------------------------------------------
American Skandia Adviser   long-term capital                       0.40% of average net    No
Funds Small -Cap Value     appreciation                 176,089    asset value
Fund
--------------------------------------------------------------------------------------------------------
                           long-term capital                       0.40%   of   average    Yes
                           appreciation                            net  asset  value up
American Skandia Trust                                             to   $500   million;
Gabelli All-Cap                                                    0.35%   of   average
Portfolio                                                          net  asset  value in
                                                        113,471    excess    of    $500
                                                                   million.
--------------------------------------------------------------------------------------------------------
                           long-term capital                       0.40%   of   average    Yes
                           appreciation                            net  asset  value up
                                                                   to   $500   million;
American Skandia Adviser                                 66,371    0.35%   of   average
Funds All -Cap                                                     net  asset  value in
Value Fund                                                                  excess    of    $500
                                                                   million.
--------------------------------------------------------------------------------------------------------
                           long-term capital                       0.50%   of   average    Yes
                           appreciation                            net  asset  value up
                                                                   to   $500   million;
Aegon Gabelli Global                                     92,803    0.40%   of   average
Growth                                                             net  asset  value in
                                                                   excess    of    $500
                                                                   million.
--------------------------------------------------------------------------------------------------------
                           long-term capital                       0.50%   of   average    Yes
                           appreciation                            net  asset  value up
                                                                   to   $500   million;
IDEX Gabelli Global                                      42,783    0.40%   of   average
Growth                                                             net  asset  value in
                                                                   excess    of    $500
                                                                   million.
--------------------------------------------------------------------------------------------------------
                           long-term capital                       0.40%   of   average    Yes
                           appreciation                            net  asset  value up
                                                                   to   $500   million;
AXP Partners Select                                     176,561    0.35%   of   average
Value Fund                                                         net  asset  value in
                                                                   excess    of    $500
                                                                   million.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                           long-term capital                       0.40%   of   average    Yes
                           appreciation                            net  asset  value up
                                                                   to   $500   million;
AXP Progressive Fund                                    134,039    0.35%   of   average
                                                                   net  asset  value in
                                                                   excess    of    $500
                                                                   million.
--------------------------------------------------------------------------------------------------------
Enterprise Accumulation    long-term capital                       0.40%   of   average    No
Trust Small Company        appreciation                 304,977    net asset value
Value Portfolio
--------------------------------------------------------------------------------------------------------
Enterprise Group of        long-term capital                       0.40%   of   average    No
Funds Small Company        appreciation                 424,025    net asset value
Value Fund
--------------------------------------------------------------------------------------------------------
                           long-term capital                       0.45%   of   average    Yes
                           appreciation                            net  asset  value up
Enterprise Group of                                                to   $100   million;
Funds Mergers &                                          73,372    0.40%   of   average
Acquisitions Fund                                                  net  asset  value in
                                                                   excess    of    $100
                                                                   million.
--------------------------------------------------------------------------------------------------------
Lindner Communications     long-term capital              8,352    0.40%   of   average    No
Fund                       appreciation                            net asset value
--------------------------------------------------------------------------------------------------------
                           long-term capital                       0.50%   of   average    Yes
                           appreciation                            net  asset  value up
                                                                   to   $500   million;
Mainstay Blue Chip                                      221,852    0.45%   of   average
Growth Fund                                                        net  asset  value in
                                                                   excess    of    $500
                                                                   million.
--------------------------------------------------------------------------------------------------------
Legends Gabelli - Large    long-term capital              9,661    0.65%   of   average    No
Cap Value                  appreciation                            net asset value
--------------------------------------------------------------------------------------------------------